Exhibit 99.1

Looking Out For You Confiden2al | ©2014 Gentex Corpora2on 2014 Annual Mee2ng Of Shareholders 15 May 2014

Safe Harbor

Safe Harbor for Forward-Looking Statements

This annual report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The statements contained in this communication that are not purely historical are forward-looking statements. Forward-looking statements give the Company's current expectations or forecasts of future events. These forward-looking statements generally can be identified by the use of words such as "anticipate", "believe", "could", "estimate", "expect", "fore- cast", "goal", "hope", "may", "plan", "project", "will", and variations of such words and similar expressions. Such statements are subject to risks and uncertainties that are often difficult to predict and beyond the Company's control, and could cause the Company's results to differ materially from those described. These risks and uncertainties include, without limitation, changes in general industry or regional market conditions; changes in consumer and customer preferences for our products; our ability to be awarded new business; continued uncertainty in pricing negotiations with customers; loss of business from increased competition; customer bankruptcies or divestiture of customer brands; fluctuation in vehicle production schedules; changes in product mix; raw material shortages; higher raw material, fuel, energy and other costs; unfavorable fluctuations in currencies or interest rates in the regions in which we operate; costs or difficulties related to the integration of any new or acquired technologies and businesses; changes in regulatory conditions; warranty and recall claims and other litigation and customer reactions thereto; possible adverse results of pending or future litigation or infringement claims; negative impact of any governmental investigations and associated litigations including securities litigations relating to the conduct of our business; integration of the newly acquired HomeLink business operations; retention of the newly acquired customers of the HomeLink business; and expansion of product offerings including those incorporating HomeLink technology. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law or the rules of the Nasdaq Global Select Market. Accordingly, any forward-looking statement should be read in conjunction with the additional information about risks and uncertainties identified under the heading "Risk Factors" in the Company's latest Form 10-K and Form 10-Q filed with the SEC.

GENTEX CORPORATION
Confidential | ©2014 Gentex Corporation

Business Update

Established: 1974

Ownership: GNTX - NASDAQ Global Select Market

Operations: Zeeland, Michigan USA – headquarters and operations; England, Sweden, Germany, Japan, Korea, China – sales and logistics

Employees: 3,800 +

Products: Automotive automatic-dimming rearview mirrors, automotive electronics, dimmable aircraft windows, and fire protection products



2013 Highlights:

- > Net Sales : $1.17 Billion – 98% automotive
- > Gross Profit Margin : 36.8%
- > Net Income: $222.9 million
- > EPS: $1.55

Q1 2014 Highlights:

- > Net Sales: $335.7 million +25%
- > Gross Profit Margin: 39.1% vs. 34.7% in Q1 2013
- > Net Income: $68.6 million +51%
- > EPS: $0.47 vs. $0.32 in Q1 2013

Q2 2014 Guidance Highlights:

- > Net Sales: +15% - 20% vs. $287 million in Q2 2013
- > Gross Profit Margin: 39% - 39.5% versus 35.8% in Q2, 2013

Gentex Vehicle Applications		Sep-13	May-14
Inside Base Mirror	Total Vehicle Nameplates	280	299
Inside Mirror with Lighting	Total Vehicle Nameplates	52	52
Inside Mirror with Compass	Total Vehicle Nameplates	102	102
Inside Mirror with Microphone	Total Vehicle Nameplates	44	44
Inside Mirror with Video Display	Total Vehicle Nameplates	83	67
Inside Mirror with Camera	Total Vehicle Nameplates	97	103
Outside Mirror	Total Vehicle Nameplates	163	178
HomeLink: All Applications	Total Vehicle Nameplates	101	229



GENTEX CORPORATION
Confidential | ©2014 Gentex Corporation

New Products – CMOS Imager

Cameras – New Imager

- New Gentex CMOS Imager
  - Designed for automotive vision
    - High dynamic range
    - Captures scene details despite shadows or bright lights
  - Multiple uses





Wafer containing over 500 imagers

GENTEX CORPORATION

Confidential | ©2014 Gentex Corporation

New Products – Enhanced SmartBeam®

Cameras – New Imager

- New Gentex SmartBeam with enhanced feature set:
  - High-Beam Assist
  - Dynamic Forward Lighting
  - Matrix Beam
  - Village Detection
  - Motorway Detection
  - Tunnel Detection
  - Fog Detection
  - Collision Detection

SB SMARTBEAM®





Works with constant-on high-beam systems using dynamic block-out regions and unique lighting patterns to shine around oncoming and preceding traffic.



GENTEX CORPORATION

Confidential | ©2014 Gentex Corporation

New Products – Video Cameras New imager can provide video for: – Rear camera video – Around View Monitor Track---proven by Audi at 2012 Le Mans 24 Hours Race Debuted on Audi e---tron Confiden2al | ©2014 Gentex Corpora2on Cameras – New Imager

New Products - HomeLink® V

HomeLink

- New version of HomeLink
- New features/benefits:
  - Global solution
  - Vehicle-to-home, two-way communication provides garage door open/close status
  - Integration into vehicle displays

HomeLink®
BY GENTEX CORPORATION


GARAGE DOOR CLOSED



GENTEX CORPORATION
Confidential | ©2014 Gentex Corporation

New Products - HomeLink® V Designs

HomeLink

- New Accessory and Aftermarket versions of HomeLink
- Battery-powered module

GENTEX
CORPORATION
OEM Accessories


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GENTEX CORPORATION

Confidential | ©2014 Gentex Corporation

New Mirror Styling Advanced styling to accent vehicle interiors Confiden2al | ©2014 Gentex Corpora2on Frameless Designs

New Mirror Styling Confiden2al | ©2014 Gentex Corpora2on Frameless Designs Enhanced feature integra2on – displays, buuons, icons, HomeLink, more

Confiden2al | ©2014 Gentex Corpora2on Thank You